UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2017

CURAEGIS TECHNOLOGIES, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 14, 2017, CurAegis Technologies, Inc. held its annual shareholders meeting (“Annual Meeting”) for its common and voting preferred shareholders. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below.

1. The Company’s shareholders elected ten directors, all of whom constitute the Company’s entire board of directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (a) voted for the election of each director and (b) withheld authority to vote for each director and the number of broker non-votes are set forth in the table below.

Director Nominee	Votes For	Votes Withheld
Thomas F. Bonadio	60,928,950	550,887
William W. Destler	60,971,685	508,152
Asher J. Flaum	60,775,899	703,938
Keith E. Gleasman	60,905,124	574,713
John W. Heinricy	60,864,518	615,319
Richard A. Kaplan	61,199,518	280,319
Thomas J. Labus	60,979,970	499,867
Charles N. Mills	60,951,874	527,963
E. Philip Saunders	60,956,874	522,963
Gary A. Siconolfi	60,950,076	529,761

2. The Company’s shareholders approved the Company’s executive officer compensation programs in effect for the 2017 calendar year. The number of shares that voted for, against or abstained from voting for the advisory vote on the Company’s executive officer compensation programs for the 2017 calendar year, are summarized in the table below.

Votes For	Votes Against	Abstentions
60,971,049	420,142	88,646

3. The Company’s shareholders ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The number of shares that voted for, against or abstained from voting for the ratification of the appointment of Freed Maxick CPAs, P.C. are summarized in the table below.

Votes For	Votes Against	Abstentions
82,784,029	199,773	36,866

4. The Company’s shareholders approved the annual reporting on the “Say on Pay” proposal and the number of shares voted shown below:

Votes For	Votes For
1 Year	57,637,826
2 Years	722,221
3 Years	590,641

Item 8.01	Other Events.

Previously in advance of the Annual Meeting, the board of directors met and took the actions described below.

Committee Assignments – The board of directors determined the composition of each committee of the board of directors as follows, with the Chair for the current year as indicated:

Audit Committee:

Thomas F. Bonadio – Chair

E. Philip Saunders

Asher J. Flaum

Nominating Committee:

Gary A. Siconolfi – Chair

Asher J. Flaum

Thomas J. Labus

Governance and Compensation Committee:

William W. Destler - Chair

Charles N. Mills

John W. Heinricy

Officer Positions – The board of directors has elected the following corporate officers to hold the offices or positions noted for the forthcoming year:

Board Chair:	Gary A. Siconolfi
Chief Executive Officer:	Richard A. Kaplan
President:	Keith E. Gleasman
Chief Financial Officer & Secretary:	Kathleen Browne

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec, Inc.
June 15, 2017	By:	/s/ Kathleen A. Browne

Kathleen A. Browne Chief Financial Officer

4